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                                                                    EXHIBIT 23.2

                             ACCOUNTANTS' CONSENT



The Partners
 ORBCOMM USA, L.P.:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                                  KPMG Peat Marwick LLP

     Washington, DC
     December 10, 1996